UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):       May 27, 2005


                      HALLMARK FINANCIAL SERVICES, INC.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)


             0-16090                             87-0447375
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     (Commission File Number)          (IRS Employer Identification No.)


 777 Main Street, Suite 1000, Fort Worth, Texas                 76102
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    (Address of Principal Executive Offices)                  (Zip Code)


                                 817-348-1600
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01 Entry into a Material Definitive Agreement

      On May 26, 2005, the shareholders of Hallmark Financial Services, Inc. (the "Company") approved the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan (the "2005 LTIP"), which then became effective on May 27, 2005. Under the 2005 LTIP, the Company may grant to eligible employees and non-employee directors awards of incentive stock options, non-qualified stock options, restricted shares and rights (with or without accompanying options). The maximum aggregate number of shares of the Company's common stock with respect to which options and restricted shares, and rights granted without accompanying options, may be granted from time to time under the 2005 LTIP is 5,000,000 shares.

      The Company's Proxy Statement for its Annual Meeting of Shareholders held on May 26, 2005, contains a summary of the 2005 LTIP. Both the foregoing description of the 2005 LTIP and the summary contained in the Proxy Statement are qualified in their entirety by reference to the full text of the 2005 LTIP filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.


 Item 9.01 Financial Statements and Exhibits.

 (c)  Exhibits.

      10.1 Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan.

      10.2 Form of Incentive Stock Option Grant Agreement (for employees under the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan).

      10.3 Form of Non-qualified Stock Option Agreement (for non-employee directors under the Hallmark Financial Services, Inc. 2005 Long Term Incentive Plan).


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                               HALLMARK FINANCIAL SERVICES, INC.


 Date:  June 3, 2005           By:  /s/ Mark J. Morrison
                               -----------------------------------------
                               Mark J. Morrison, Chief Operating Officer